UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

MARWYNN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-42554	99-1867981
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2955 Main Street, Ste 100

Irvine, CA 92614

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 949-706-9966

(Former name or former address, if changed since last report): [N/A]

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Symbol(s) on which registered	Trading	Name of each exchange
Common Stock, par value $0.001 per share	MWYN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 15, 2026, Marwynn Holdings, Inc. (the “Company”) entered into a Software Purchase and Intellectual Property Assignment Agreement (the “Agreement”) with Zhituo Software Co., Limited, a Hong Kong private company limited by shares (“Zhituo”), pursuant to which the Company acquired from Zhituo, effective October 15, 2026 (the “Acquisition Date”), the proprietary Phase 1 core platform of the Marwynn Group Operating Platform (the “Platform Core”), together with all related deliverables and associated intellectual property rights. The Platform Core is intended to serve as the permanent core architecture for the management of the Company and its current and future subsidiaries.

The acquired Platform Core includes a group and subsidiary management layer, a modular architecture with a module registry, user, role and permission management, an approval workflow engine, contract management and license and certificate centers, an artificial intelligence (“AI”) assistant framework, a management dashboard, audit trail and internal control functions, data isolation features, and the related source code and technical documentation.

Under the Agreement, Zhituo irrevocably sold, transferred and assigned to the Company, effective on the Acquisition Date, all worldwide right, title and interest in and to the Platform Core and the deliverables created specifically for the Company, including copyrights, source code, object code, database schemas, APIs, workflows, documentation and derivative-development rights. Ownership passed on the Acquisition Date notwithstanding any deferred issuance of the Consideration Shares (as defined below), continuing handover obligations or subsequent conformity verification. The Company has the unrestricted right to use, maintain, modify and further develop the Platform itself or through any third party, without additional license fees or royalties to Zhituo, subject only to properly disclosed and approved third-party licenses.

Zhituo is required to complete any remaining administrative handover, deployment assistance and delivery of materials, including transfer of control of the source-code repository, administrator credentials and technical documentation, no later than 30 calendar days after the Acquisition Date. The Company has 15 business days after complete delivery to conduct conformity verification, and Zhituo must correct any material nonconformity at no additional charge within 10 business days. Zhituo has also agreed to correct reproducible defects at no additional charge for 90 days beginning on October 15, 2026. A failure to meet the handover deadline does not revest the acquired intellectual property in Zhituo or cancel the earned consideration.

As the sole consideration for the acquisition, the Company agreed to issue to Zhituo 4,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Consideration Shares”), which were fully earned on the Acquisition Date. The Consideration Shares are stated on a pre-reverse stock split basis and will be automatically and proportionately adjusted for any stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification or similar event occurring after the effective date and before issuance. The Agreement does not assign a per-share price or fixed dollar purchase price.

The Company may defer actual issuance and delivery of the Consideration Shares until the earlier of (a) the completion or termination of the Company’s then-current at-the-market offering program and completion of any reverse stock split approved by the Company’s Board of Directors and stockholders, as applicable, or (b) such other date as the Company determines is appropriate. Any deferral will not increase the number of Consideration Shares or entitle Zhituo to additional compensation. Issuance is also subject to approval of the Company’s Board of Directors and any stockholder, Nasdaq, regulatory, transfer-agent or other approvals or conditions required by applicable law or Nasdaq rules. The Consideration Shares are not subject to any contractual lock-up but are expected to constitute restricted securities.

The Agreement contains customary representations and warranties of Zhituo, including as to authority, conformity of the deliverables, absence of malicious code, non-infringement and freedom from liens, as well as confidentiality, data-security and indemnification obligations of Zhituo. The Company may terminate remaining services for convenience on 10 days’ written notice, and either party may terminate for material breach not cured within 10 business days after written notice; termination does not unwind the acquisition or ownership transfer.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the Consideration Shares is incorporated by reference into this Item 3.02. The Consideration Shares are to be issued to Zhituo as consideration for the acquisition of the Platform Core and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company expects to issue the Consideration Shares in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder, based in part on representations to be provided by Zhituo.

Forward-Looking Statements

This Current Report contains forward-looking statements, including statements regarding the completion of handover and conformity verification of the Platform Core, the timing and amount of issuance of the Consideration Shares, any reverse stock split, and the anticipated use and further development of the Platform. These statements reflect current expectations and are subject to risks and uncertainties. Actual outcomes could differ materially based on, among other things, Zhituo’s performance of its remaining handover, remediation and warranty obligations; whether the Platform Core conforms to the agreed specifications; the receipt of required board, stockholder, Nasdaq, regulatory and other approvals; the timing of the Company’s capital-markets activities; and cybersecurity, data-protection and technology risks. Additional risks are described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update these statements except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	—	Software Purchase and Intellectual Property Assignment Agreement, dated as of October 15, 2026, by and between Marwynn Holdings, Inc. and Zhituo Software Co., Limited.
104	—	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARWYNN HOLDINGS, INC.

By:	/s/ Yin Yan
Name:	Yin Yan
Title:	Chief Executive Officer and Chairperson
Date:	October 20, 2026

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